Investment in Equity Affiliate	9 Months Ended
Sep. 30, 2012
Investment in Equity Affiliate [Abstract]
Investment in Equity Affiliate

7. Investment in Equity Affiliate

The following table is a reconciliation of the Company’s investment in equity affiliate as presented on the accompanying unaudited interim condensed consolidated balance sheet:

Balance, December 31, 2011	$38,805,802
Equity in net income of affiliate	1,896,839
Dividends received	(2,956,250)
Dilution effect	(2,943,720)
Impairment in investment in affiliate	(14,349,546)
Balance, September 30, 2012	$20,453,125

As of September 30, 2012, the Company owned 16.7% (refer to Note 4) of the outstanding common stock of Box Ships Inc. (NYSE: TEU) (“Box Ships”), a former wholly-owned subsidiary of the Company which successfully completed its initial public offering in April 2011. The investment in Box Ships is accounted for under the equity method and is separately reflected on Company’s unaudited interim condensed consolidated balance sheets (See Note 1, Note 5 and Note 9 of the Company’s consolidated financial statements for the year ended December 31, 2011 included in the Company’s Annual Report).

The fair value of the investment in Box Ships Inc. based on the closing price of Box Ships’ common share as of September 30, 2012, of $5.95, was $20.5 million. As of September 30, 2012, the Company considered the difference between the fair value and the book value of the investment in Box Ships as other than temporary and therefore the investment was impaired (refer to Note 10).

The loss on investment in affiliate of $17.3 million for the nine months ended September 30, 2012, consists of $2.9 million, relating to the dilution effect from the Company’s non-participation in the public offering of 4,285,715 common shares of Box Ships, which was completed on July 18, 2012, as well as $14.4 million, relating to the difference between the fair value and the book value of the Company’s investment in Box Ships as of September 30, 2012.